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                          TRAVELERS SERIES FUND INC.
                                 on behalf of
                      SMITH BARNEY HIGH INCOME PORTFOLIO
              SMITH BARNEY LARGE CAPITALIZATION GROWTH PORTFOLIO
                    SMITH BARNEY LARGE CAP VALUE PORTFOLIO
                      SMITH BARNEY MID CAP CORE PORTFOLIO
                   SALOMON BROTHERS STRATEGIC BOND PORTFOLIO
                           ALLIANCE GROWTH PORTFOLIO

                         Supplement dated June 7, 2002
           to the Prospectus and Statement of Additional Information
                            dated February 28, 2002

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and Statement of Additional Information:

MODIFICATION OF INVESTMENT POLICY

Smith Barney High Income Portfolio

   In accordance with the requirements of new Rule 35d-1 under the Investment Company Act of 1940, the Smith Barney High Income Portfolio will invest, under normal market conditions, at least 80% of the value of its net assets plus any borrowings for investment purposes, in high yield corporate debt obligations and preferred stock of U.S. and foreign issuers or other investments with similar economic characteristics.

   The 80% investment policy described above is non-fundamental and may be changed by the Board of Directors to become effective upon at least 60 days' notice to shareholders prior to any such change.

   Up to 20% of the fund's net assets, plus any borrowings for investment purposes, may be invested in common stock or common stock equivalents, including convertible securities, options, warrants and rights.

Smith Barney Large Capitalization Growth Portfolio

   In accordance with the requirements of new Rule 35d-1 under the Investment Company Act of 1940, the Smith Barney Large Capitalization Growth Portfolio will invest, under normal market conditions, at least 80% of

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the value of its net assets plus any borrowings for investment purposes, in equity securities, or other investments with similar economic characteristics of U.S. companies with large market capitalizations.

   The 80% investment policy described above is non-fundamental and may be changed by the Board of Directors to become effective upon at least 60 days' notice to shareholders prior to any such change.

   Large market capitalization companies are currently defined as those whose market capitalization is $5 billion or more at the time of investment. Up to 20% of the fund's net assets, plus any borrowings for investment purposes, may be invested in companies with other market capitalizations.

Smith Barney Large Cap Value Portfolio

   In accordance with the requirements of new Rule 35d-1 under the Investment Company Act of 1940, the Smith Barney Large Cap Value Portfolio will invest, under normal market conditions, at least 80% of the value of its net assets plus any borrowings for investment purposes, in equity securities or other investments with similar economic characteristics of U.S. companies with large market capitalizations.

   The 80% investment policy described above is non-fundamental and may be changed by the Board of Directors to become effective upon at least 60 days' notice to shareholders prior to any such change.

   Large market capitalization companies are currently defined as those whose market capitalization is $5 billion or more at the time of investment. Up to 20% of the fund's net assets, plus any borrowings for investment purposes, may be invested in companies with other market capitalizations.

Smith Barney Mid Cap Core Portfolio

   In accordance with the requirements of new Rule 35d-1 under the Investment Company Act of 1940, the Smith Barney Mid Cap Core Portfolio will invest, under normal market conditions, at least 80% of the value of its net assets plus any borrowings for investment purposes, in equity securities or other investments with similar economic characteristics of medium sized companies.

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   The 80% investment policy described above is non-fundamental and may be changed by the Board of Directors to become effective upon at least 60 days' notice to shareholders prior to any change.

   Medium sized companies are currently defined as those with a market capitalization within the market capitalization range of companies in the S&P MidCap Index at the time of investment. Up to 20% of the fund's net assets, plus any borrowings for investment purposes, may be invested in companies with other market capitalizations.

CHANGE OF NAME, INVESTMENT OBJECTIVE AND STRATEGIES

Salomon Brothers Strategic Bond Portfolio

   The following changes will be made for the Salomon Brothers Strategic Bond Portfolio (the "Strategic Bond Portfolio"):

    1. The Strategic Bond Portfolio's investment objective will be: "Total return."

    2. The Strategic Bond Portfolio's name will be changed to the: "Salomon Brothers Strategic Total Return Bond Fund."

    3. The Strategic Bond Portfolio's investment approach will be modified. The Strategic Bond Portfolio will invest primarily in a globally diverse portfolio of fixed income securities. The manager will have broad discretion to allocate the Strategic Bond Portfolio's assets among the following segments of the global market for fixed income securities:

      .  U.S. government obligations;

      .  investment and non-investment grade U.S. and Non-U.S. corporate debt;

      .  mortgage and asset-backed securities; and

      . investment and non-investment grade sovereign debt, including issuers in emerging markets.

   The Strategic Bond Portfolio will no longer limit to 50% the value of its assets that may be invested in bonds that are rated below investment grade.

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Lower quality securities are speculative and have only an adequate capacity to pay principal and interest. These securities have a higher risk of default, tend to be less liquid, and may be more difficult to value. Changes in economic conditions or other circumstances are more likely to lead issuers of these securities to have a weakened capacity to make principal and interest payments.

PORTFOLIO MANAGER CHANGE

Alliance Growth Portfolio

   Jane Mack Gould, CFA, and Alan Levi, CFA, will be primarily responsible for the day-to-day management of the Alliance Growth Portfolio. Ms. Gould and Mr. Levi are Senior Vice Presidents and Portfolio Managers of Alliance Capital Management L.P., with which they have been associated prior to 1997.

FD07452

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